UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 19, 2014

QVC, Inc.
(Exact name of registrant as specified in its charter)

State of Delaware	333-184501	23-2414041
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Wilson Drive
West Chester, Pennsylvania 19380
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (484) 701-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On February 19, 2014, Liberty Interactive Corporation announced that Ted Jastrzebski, Executive Vice President and Chief Financial Officer of QVC, Inc. (the "Company"), will be presenting at the JP Morgan High Yield & Leveraged Finance Conference on Wednesday, February 26, 2014 at 8:20 a.m., Eastern Time at the Loews Hotel in Miami Beach, FL. Mr. Jastrzebski will also be meeting with investors throughout the day. During his presentation and meetings with investors throughout the day, Mr. Jastrzebski may make observations regarding the Company's financial performance.

This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed "filed" for any purpose.

Item 9.01. Financial Statements and Exhibits

(d)         Exhibits.

Exhibit No.	Description

99.1	Press Release of Liberty Interactive Corporation dated February 19, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QVC, Inc.

Date: February 24, 2014	By:/s/ JOHN F. MISKO
John F. Misko
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Liberty Interactive Corporation dated February 19, 2014.